Exhibit 10.1
Execution Copy
SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of October 5, 2009 (this “Amendment”) by and among AMERICAN REPROGRAPHICS COMPANY, L.L.C., a California limited liability company (the “Borrower”), AMERICAN REPROGRAPHICS COMPANY, a Delaware corporation (“Holdings”), JPMorgan Chase Bank, N.A, as Administrative Agent and Collateral Agent, and the Lenders party hereto (which Lenders constitute, in the aggregate, the Required Lenders). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, Holdings, the Borrower, certain Subsidiaries of the Borrower, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent are parties to that certain Credit and Guaranty Agreement dated as of December 6, 2007 (as amended from time to time, the “Credit Agreement”);
WHEREAS, the parties hereto wish to amend the Credit Agreement and enter into certain agreements with respect to the Credit Agreement, as provided herein;
WHEREAS, the Lenders party hereto (each a “Consenting Lender”) constitute the Required Lenders and have agreed to amend the Credit Agreement, on the terms and subject to the conditions set forth herein, to, among other things, (i) defer to the Maturity Date certain amortization payments in respect of the Initial Term Loans that would have been due to those Consenting Lenders that have also agreed to provide Class B Term Loan Commitments (as defined below) as set forth on Schedule 1 hereto (each such Consenting Lender, a “Class B Term Lender”), (ii) amend certain of the financial covenants, (iii) provide for a ratable reduction of the Revolving Commitments of all Revolving Lenders in the amount of $25,000,000 and (iv) provide for a $35,000,000 prepayment of the Initial Term Loans; and
WHEREAS, after giving effect to this Amendment and the transactions contemplated by Section 2.01(b) of the Credit Agreement, the Initial Term Loans and the Class B Term Loans held by the Term Lenders, in each case on the Second Amendment Effective Date (but without giving effect to the 2009 Optional Prepayment), shall be as set forth on Schedule 1 hereto;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments.
(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“Class B Term Lender” has the meaning given such term in the Second Amendment.
“Class B Term Loan” means a Term Loan made by a Class B Term Lender to the Borrower pursuant to Section 2.01(b).

“Class B Term Loan Commitment” means, with respect to each Class B Term Lender, the commitment of such Lender to make a Class B Term Loan hereunder as set forth on Schedule 1 to the Second Amendment.
“Conversion Date” has the meaning given such term in Section 2.01(b).
“Creditable Excess Cash” means, as of the last day of any consecutive four Fiscal Quarter Period, the difference (not to be less than zero) between (i) the lesser of (x) the aggregate amount of Cash and Cash Equivalents held by the Credit Parties on such day but only to the extent such amount exceeds $10,000,000 and (y) $15,000,000 minus (ii) the aggregate principal amount of Revolving Loans outstanding on such day.
“Deferring Lender Initial Term Loans” means Initial Term Loans held on the Second Amendment Effective Date by the Deferring Lenders, as set forth on Schedule 3 to the Second Amendment, regardless of whether or not such Loans remain held by any of the Deferring Lenders at any time after the Second Amendment Effective Date. The aggregate principal amount of the Deferring Lender Initial Term Loans on the Second Amendment Effective Date is $92,883,928.60.
“Deferring Lenders” means JPMorgan Chase Bank, N.A., Bank of America, N.A., Wells Fargo Bank, N.A. and Wachovia Bank, National Association.
“Initial Term Loan Installment” has the meaning given such term in Section 2.10(a).
“Other Initial Term Loans” means Initial Term Loans other than the Deferring Lender Initial Term Loans.
“Second Amendment” means the Second Amendment to Credit and Guaranty Agreement, dated as of October 5, 2009, executed by Holdings, the Borrower and the Lenders party thereto.
“Second Amendment Effective Date” has the meaning given such term in the Second Amendment.
“2009 Optional Prepayment” has the meaning given such term in the Second Amendment.
(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Applicable Rate” means, for any day, (i) with respect to any ABR Loan or Eurodollar Loan of any Class, the applicable rate per annum set forth in the Pricing Schedule under the caption “ABR Spread” or “Eurodollar Spread” with respect to such Class of Loans and (ii) with respect to the commitment fees payable hereunder, the applicable rate per annum set forth in the Pricing Schedule under the caption “Commitment Fee Rate”.
(c) The definition of “Class” in Section 1.01 of the Credit Agreement is hereby amended by inserting “Class B Term Loans,” immediately following “Initial Term Loans,”.

(d) The definition of “Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Fixed Charge Coverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDAR for the four Fiscal Quarter period then ending minus the sum, without duplication, of the amounts for such period of (a) cash payments made in respect of Consolidated Capital Expenditures and (b) the provision for current taxes based on income of Holdings and its Subsidiaries and payable in cash with respect to such period, to (ii) the positive difference between (x) Consolidated Fixed Charges for such four Fiscal Quarter period minus (y) Creditable Excess Cash as of the last day of such four Fiscal Quarter Period.
(e) The definition of “Installment” in Section 1.01 of the Credit Agreement is hereby deleted.
(f) The definition of “Loan” in Section 1.01 of the Credit Agreement is hereby amended by inserting “a Class B Term Loan,” immediately following “Initial Term Loan,”.
(g) The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended by inserting “, a Class B Term Loan” immediately following “Initial Term Loan”.
(h) The definition of “Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended by inserting “, a Class B Term Loan Commitment” immediately following “Initial Term Loan Commitment”.
(i) Section 2.01 of the Credit Agreement is amended by inserting the following new clauses (b), (c) and (d) immediately following subclause (ii) of Section 2.01(a):
(b) Subject to the terms and conditions set forth herein, each Class B Term Lender agrees to make a Class B Term Loan to the Borrower in a principal amount not to exceed its Class B Term Loan Commitment. So long as no Default or Event of Default shall have occurred and be continuing, the Class B Term Loans shall be borrowed by the Borrower on the second Business Day following the Second Amendment Effective Date (the “Conversion Date”) and shall be funded by converting an equal principal amount of the then outstanding Initial Term Loan of each Class B Term Lender into a Class B Term Loan (up to the aggregate amount of such Class B Term Lender’s Class B Term Loan Commitment). All Initial Term Loans converted to Class B Term Loans shall be deemed to have been repaid in full on the Conversion Date (it being understood and agreed that the Conversion Date shall not occur if a Default or Event of Default shall have occurred on the second Business Day following the Second Amendment Effective Date).
(c) On the Conversion Date, the Borrower shall pay to each applicable Lender all accrued and unpaid interest on the aggregate amount of its Initial Term Loan deemed repaid pursuant to Section 2.01(b) and all amounts owing under Section 2.18 as a result of such deemed repayment. With respect to the Class B Term Loans to be borrowed on the Conversion Date, the Borrower shall designate in the relevant Borrowing Request whether such Class B Term Loans will be maintained as Eurodollar Loans or ABR Loans and, if any such Borrowing is to be a Eurodollar Borrowing, the initial Interest Period with respect thereto.

(d) The Class B Term Loan Commitment of each Class B Term Lender shall be reduced to zero upon the first to occur of (x) the borrowing of the Class B Term Loans pursuant to Section 2.01(b) and (y) the second Business Day following the Second Amendment Effective Date.
(j) Section 2.10 of the Credit Agreement is amended and restated to read in its entirety as follows:
Section 2.10. Scheduled Repayment Of Term Loans. (a) The principal amounts of the Initial Term Loans shall be repaid in consecutive quarterly installments in the aggregate amounts set forth below corresponding to the Deferring Lender Initial Term Loans, on the one hand, and the Other Initial Term Loans, on the other (in each case as adjusted pursuant to Section 2.10(b)), (the amounts due on each date set forth in the table below in respect of Other Initial Term Loans and Deferring Lender Initial Term Loans being referred to, collectively, as an “Initial Term Loan Installment”) together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment, on the last day of each Fiscal Quarter commencing with the Fiscal Quarter ending December 31, 2009 and on the Maturity Date:

		Deferring Lender	Total
	Other Initial	Initial Term	Initial Term Loan
Fiscal Quarter	Term Loans	Loans	Installment
December 31, 2009	$2,450,892.86	$2,705,357.14	$5,156,250.00
March 31, 2010	$990,259.74	$1,093,073.59	$2,083,333.33
June 30, 2010	$990,259.74	$1,093,073.59	$2,083,333.33
September 30, 2010	$990,259.74	$1,093,073.59	$2,083,333.33
December 31, 2010	$6,535,714.28	$7,214,285.72	$13,750,000.00
March 31, 2011	$8,169,642.85	$0.00	$8,169,642.85
June 30, 2011	$8,169,642.85	$0.00	$8,169,642.85
September 30, 2011	$8,169,642.85	$0.00	$8,169,642.85
December 31, 2011	$8,169,642.85	$0.00	$8,169,642.85
March 31, 2012	$13,888,392.85	$15,330,357.15	$29,218,750.00
June 30, 2012	$13,888,392.85	$15,330,357.15	$29,218,750.00
September 30, 2012	$13,888,392.85	$15,330,357.15	$29,218,750.00
Maturity Date	$13,888,392.85	$15,330,357.15	$29,218,750.00

Total	$100,189,529.19	$74,520,292.23	$174,709,821.42

provided, that if the Conversion Date and the borrowing of the Class B Term Loans does not occur, the table above shall be replaced with the table set forth in Section 2.10(a) of the Credit Agreement as in effect immediately prior to the Second Amendment Effective Date.
(b) The Initial Term Loan Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Initial Term Loans, as the case may be, in accordance with Sections 2.11, 2.12 and 2.13, as applicable; and the Initial Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Maturity Date.
(c) The principal amounts of the Class B Term Loans shall be repaid in full in a single installment on the Maturity Date, together with accrued and unpaid interest thereon to but excluding the Maturity Date.

(k) The fifth sentence of Section 2.11(b) of the Credit Agreement is amended and restated to read in its entirety as follows:
“Except as set forth in the Second Amendment with respect to the 2009 Optional Prepayment, each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing.”
(l) Section 2.13(a) of the Credit Agreement is amended and restated to read in its entirety as follows:
(a) Application of Voluntary Prepayments by Class of Loans. Any prepayment of any Loan pursuant to Section 2.11 shall be applied as specified by the Borrower in the applicable notice of prepayment; provided, in the event the Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied as follows:
first, to prepay outstanding Swingline Loans to the full extent thereof;
second, to prepay outstanding Revolving Loans to the full extent thereof; and
third, to prepay outstanding Term Loans of each Class on a pro rata basis, to the full extent thereof.
Any prepayment of any Term Loan pursuant to Section 2.11 shall be further applied first, to reduce the scheduled installments due in respect of the applicable Class of Term Loans in each of the next succeeding four Fiscal Quarters in direct order of maturity and then on a pro rata basis to reduce the remaining scheduled installments due in respect of the applicable Class of Term Loans on a pro rata basis. It is understood and agreed that the foregoing shall be inapplicable to the 2009 Optional Prepayment, which shall be applied to reduce the Initial Term Loan Installments due on March 31, 2010, June 30, 2010 and September 30, 2010 on a pro rata basis.
(m) Section 2.13(b) of the Credit Agreement is amended and restated to read in its entirety as follows:
(b) Application of Mandatory Prepayments by Class of Loans. Any amount required to be paid pursuant to Sections 2.12(a) through 2.12(e) and 2.12(g) shall be applied as follows:
first, to prepay outstanding Term Loans of each Class on a pro rata basis, such prepayments to be further applied on a pro rata basis to reduce the remaining scheduled Initial Term Loan Installments;
second, to prepay the Swingline Loans to the full extent thereof and to permanently reduce the Revolving Commitments by the amount of such prepayment;
third, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Commitments by the amount of such prepayment;

fourth, to prepay outstanding reimbursement obligations with respect to Letters of Credit and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment;
fifth, to cash collateralize Letters of Credit (as described in Section 2.13(c)) and to further permanently reduce the Revolving Loan Commitments by the amount of such cash collateralization; and
sixth, to further permanently reduce the Revolving Commitments to the full extent thereof.
(n) Section 2.15(a) of the Credit Agreement is amended by inserting “with respect to the applicable Class” immediately following “Applicable Rate”.
(o) Section 2.15(b) of the Credit Agreement is amended by inserting “with respect to the applicable Class” immediately following “Applicable Rate”.
(p) Section 2.15(c) of the Credit Agreement is amended by inserting “of the applicable Class” immediately following “ABR Loans”.
(q) Section 5.01(h) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(h) Financial Plan. As soon as practicable and in any event no later than thirty (30) days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year and each Fiscal Year (or portion thereof) through the final maturity date of the Loans (a “Financial Plan”), including (i) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each such Fiscal Year, together with pro forma Compliance Certificates for each such Fiscal Year and an explanation of the assumptions on which such forecasts are based, (ii) forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each fiscal quarter of such Fiscal Year, (iii) forecasts demonstrating projected compliance with the requirements of Section 6.07 through September 30, 2012 and (iv) forecasts demonstrating adequate liquidity through September 30, 2012 without giving effect to any additional debt or equity offerings not reflected in the Projections, together, in each case, with an explanation of the assumptions on which such forecasts are based all in form and substance reasonably satisfactory to the Administrative Agent;
(r) Section 6.01(j) of the Credit Agreement is amended by replacing “2.50:1:00” with “the correlative ratio indicated for such Fiscal Quarter provided in Section 6.07(d) herein.”.
(s) Section 6.01(o) of the Credit Agreement is amended by replacing “$10,000,000” with “$15,000,000”.

(t) Section 6.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a) Interest Coverage Ratio. Holdings shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter set forth below to be less than the correlative ratio indicated below for such Fiscal Quarter:

Interest
Period	Coverage Ratio
September 30, 2009	2.50:1.00
December 31, 2009	2.00:1.00
March 31, 2010	1.75:1.00
June 30, 2010	1.75:1.00
September 30, 2010	1.75:1.00
December 31, 2010	2.00:1.00
March 31, 2011	2.00:1.00
June 30, 2011	2.00:1.00
September 30, 2011	2.00:1.00
December 31, 2011	2.50:1.00
March 31, 2012 and thereafter	3.00:1.00
(u) Section 6.07(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b) Fixed Charge Coverage Ratio. Holdings shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter set forth below to be less than the correlative ratio indicated below for such Fiscal Quarter:

Fixed Charge
Fiscal Quarter Ending	Coverage Ratio
September 30, 2009	1.10:1.00
December 31, 2009 and thereafter	1.00:1.00
(v) Section 6.07(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(c) Leverage Ratio. Holdings shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter set forth below to be greater than the correlative ratio indicated below for such Fiscal Quarter:

Fiscal Quarter Ending	Leverage Ratio
September 30, 2009	3.00:1.00
December 31, 2009	3.25:1.00
March 31, 2010	3.50:1.00
June 30, 2010	3.85:1.00
September 30, 2010	3.85:1.00
December 31, 2010	3.25:1.00
March 31, 2011 and thereafter	3.00:1.00

(w) Section 6.07(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(d) Senior Secured Leverage Ratio. Holdings shall not permit the Senior Secured Leverage Ratio as of the last day of any Fiscal Quarter set forth below to be greater than the correlative ratio indicated below for such Fiscal Quarter:

Senior Secured
Period	Leverage Ratio
September 30, 2009	3.00:1.00
December 31, 2009	3.00:1.00
March 31, 2010	3.25:1.00
June 30, 2010	3.65:1.00
September 30, 2010	3.65:1.00
December 31, 2010	3.00:1.00
March 31, 2011	3.00:1.00
June 30, 2011 and thereafter	2.50:1.00
(x) Section 9.04 of the Credit Agreement is amended by (i) replacing “Applicable Percentage” with “pro rata share” and (ii) inserting the following new sentence at the end thereof:
“For purposes of this Section 9.04. a Lender’s “pro rata share” shall be determined based on its share of the aggregate principal amount of all Loans then outstanding and all unused Commitments then in effect.”
(y) Section 10.03(c) of the Credit Agreement is amended by (i) replacing “Applicable Percentage” with “pro rata share” and (ii) inserting the following new sentence at the end thereof:
“For purposes of this Section 10.03(c). a Lender’s “pro rata share” shall be determined based on its share of the aggregate principal amount of all Loans then outstanding and all unused Commitments then in effect.”
(z) Section 10.04(b)(ii) of the Credit Agreement is amended by inserting the following new sentence immediately following subclause (E) thereof:
“Any Term Lender wishing to assign any portion of its Initial Term Loans shall specify in the Assignment and Assumption whether the Initial Term Loans to be assigned are Deferring Lender Initial Term Loans or Other Initial Term Loans.”
Section 2. Commitment Reduction. On the Second Amendment Effective Date, the Total Revolving Commitments shall be automatically and permanently reduced to $49,479,000, such reduction to be applied ratably to the Revolving Commitment of each Revolving Lender in accordance with its Applicable Percentage. Schedule 2 to this Amendment sets forth the Revolving Commitment of each Revolving Lender after giving effect to the commitment reduction described in the preceding sentence. On the Second Amendment Effective Date, the Borrower shall prepay Revolving Loans to the extent necessary (if at all) to reflect the reduction in the Total Revolving Commitments. No other advance notice of this commitment reduction shall be required.
Section 3. 2009 Optional Prepayment. On the Business Day following the Second Amendment Effective Date, the Borrower shall prepay Initial Term Loans in an amount not less than $35,000,000 (the “2009 Optional Prepayment”). The 2009 Optional Prepayment (x) shall be made ratably to the holders of the Initial Term Loans on such date and (y) shall be applied to reduce the Initial Term Loan Installments due on March 31, 2010, June 30, 2010 and September 30, 2010 on a pro rata basis.
Section 4. Pricing Schedule. Appendix A to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 4 hereto.

Section 5. Miscellaneous.
(a) This Amendment shall constitute a Credit Document.
(b) The parties hereto agree that a failure by the Borrower to comply with its obligations under Section 3 of this Amendment shall constitute an immediate Event of Default for all purposes of the Credit Documents.
(c) The Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms as amended by this Amendment.
(d) Each of Holdings and the Borrower represents and warrants that (i) the representations and warranties of the Credit Parties set forth in Article 4 of the Credit Agreement and in the other Credit Documents will be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date and (ii) no Default will have occurred and be continuing on the Second Amendment Effective Date.
(e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 6. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions shall have been satisfied (the date on which such conditions have been satisfied, the “Second Amendment Effective Date”):
(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrower and the Required Lenders;
(b) The Administrative Agent shall have received (i) copies of resolutions of the board of directors or similar governing body of each of Holdings and the Borrower approving and authorizing the execution, delivery and performance of this Amendment and the Credit Documents as amended thereby, certified as of the Second Amendment Effective Date by its secretary or assistant secretary as being in full force and effect as of such date without modification or amendment and (ii) the written legal opinions of Hanson Bridgett LLP and Orrick, Herrington & Sutcliffe LLP, addressed to the Administrative Agent, the Collateral Agent and the Lenders and dated as of the Second Amendment Effective Date, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent;

(c) Each of J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC (the “Amendment Arrangers”) shall have received all fees, expenses and other amounts that have become due and payable to it, in its capacity as arranger of the Amendment, on or prior to the Second Amendment Effective Date pursuant to the engagement letter dated as of September 22, 2009.
(d) The Administrative Agent shall have received, for the account of each Consenting Lender, an amendment consent fee equal to 0.50% of the sum of each such Consenting Lender’s Revolving Commitment and outstanding Term Loans (with the amount of such Revolving Commitment and outstanding Term Loans being determined on a pro forma basis giving effect to (i) the reduction of the Total Revolving Commitments described in Section 2 of this Amendment and (ii) the 2009 Optional Prepayment);
(e) In addition to the amendment consent fee set forth in the preceding clause (c), the Administrative Agent shall have received, for the account of each Consenting Lender that has a Class B Term Loan Commitment, an amortization deferral fee equal to 1.00% of such Consenting Lender’s Class B Term Loan Commitment; and
(f) The Administrative Agent shall have received all fees and expenses payable by the Borrower pursuant to Section 10.03(a) of the Credit Agreement (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) for which invoices have been submitted prior to the Second Amendment Effective Date.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

AMERICAN REPROGRAPHICS COMPANY, a Delaware corporation, as Holdings
By:	/s/ Kumarakulasingam Suriyakumar
	Name:	Kumarakulasingam Suriyakumar
	Title:	Chief Executive Officer

AMERICAN REPROGRAPHICS COMPANY, L.L.C., a California limited liability company, as the Borrower
By:	/s/ Kumarakulasingam Suriyakumar
	Name:	Kumarakulasingam Suriyakumar
	Title:	Chief Executive Officer
[Second Amendment to Credit and Guaranty Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Anthony W. White
	Name:	Anthony W. White
	Title:	Vice President
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

BANK OF AMERICA, N.A. as a Revolving and Term Lender
By:	/s/ Tasneem A. Ebrahim
	Name:	Tasneem A. Ebrahim
	Title:	Senior Vice President
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

CITIBANK, N.A. as a Revolving and Term Lender
By:	/s/ Dennis Jans
	Name:	Dennis Jans
	Title:	Senior Vice President
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

J.P. MORGAN CHASE BANK, N.A. as a Revolving and Term Lender
By:	/s/ Anthony W. White
	Name:	Anthony W. White
	Title:	Vice President
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

KBC BANK, N.V. as a Revolving and Term Lender
By:	/s/ Katherine S. McCarthy
	Name:	Katherine S. McCarthy
	Title:	Director

By:	/s/ Sandra T. Johnson
	Name:	Sandra T. Johnson
	Title:	Managing Director
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

MANUFACTURERS BANK as a Revolving and Term Lender
By:	/s/ Maureen Kelly
	Name:	Maureen Kelly
	Title:	Vice President
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

THE NORTHERN TRUST COMPANY as a Revolving and Term Lender
By:	/s/ Katherine A. Lenz
	Name:	Katherine A. Lenz
	Title:	Officer
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

SCOTIABANC INC., as a Term Lender
By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

STATE BANK OF INDIA as a Revolving and Term Lender
By:	/s/ Prabodh Parikh
	Name:	Prabodh Parikh
	Title:	Vice President & Head (Credit)
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving and Term Lender
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Officer
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

THE BANK OF NOVA SCOTIA as a Revolving Lender
By:	/s/ Patrick G. Norris
	Name:	Patrick G. Norris
	Title:	Director
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

UNION BANK, N.A., formerly known as Union Bank of California as a Revolving and Term Lender
By:	/s/ Peter Thompson
	Name:	Peter Thompson
	Title:	Vice President
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION as a Revolving and Term Lender
By:	/s/ Tray Jones
	Name:	Tray Jones
	Title:	Vice President
[Second Amendment to Credit and Guaranty Agreement]

LENDERS:

WELLS FARGO BANK, N.A. as a Revolving and Term Lender
By:	/s/ Keith W. Endersen
	Name:	Keith W. Endersen
	Title:	Vice President
[Second Amendment to Credit and Guaranty Agreement]

Schedule 1
Initial Term Loans and Class B Term Loan Commitments
Immediately After Giving Effect to the Second Amendment
(before giving effect to the 2009 Optional Prepayment of Initial Term Loans)

		Class B
	Initial Term	Term Loan
Term Lender	Loans	Commitment[1]
JPMorgan Chase Bank, N.A.	$24,600,446.45	$9,553,571.43
Bank of America, N.A.	25,290,178.58	9,821,428.57
Citibank, N.A.	10,533,482.15
Guaranty Bank	14,044,642.85
KBC Bank, N.V.	14,044,642.85
Manufacturers Bank	7,022,321.41
National City Commercial Capital Co. LLC	4,468,750.00
Scotiabanc Inc.	17,555,803.59
State Bank of India	10,533,482.15
Sumitomo Mitsui Banking Corporation	21,066,964.26
Union Bank of California, N.A.	7,022,321.41
The Northern Trust Company	10,533,482.15
Wachovia Bank, National Association	17,703,125.00	6,875,000.00
Wells Fargo Bank, N.A.	25,290,178.58	9,821,428.57

Total	$209,709,821.42	$36,071,428.58

[1]
Automatically upon the occurrence of the Second Amendment Effective Date and in accordance with Sections 2.01(b) and 2.01(d) of the Credit Agreement, each Term Lender with a Class B Term Loan Commitment (each a “Class B Term Lender”) shall be deemed to have made a Class B Term Loan to the Borrower in the amount of its Class B Term Loan Commitment, and the Class B Term Loan Commitment of each Class B Term Lender shall thereafter be reduced to zero.

[Second Amendment to Credit and Guaranty Agreement]

Schedule 2
Revolving Commitments After Giving Effect to the Second Amendment

Revolving Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$7,775,271.43
Bank of America, N.A.	7,068,428.57
Citibank, N.A.	2,120,528.57
Guaranty Bank	2,827,371.43
KBC Bank, N.V.	2,827,371.43
Manufacturers Bank	1,413,685.72
Scotiabanc Inc.	3,534,214.28
State Bank of India	2,120,528.57
Sumitomo Mitsui Banking Corporation	4,241,057.15
Union Bank of California, N.A.	2,120,528.57
The Northern Trust Company	1,413,685.72
Wachovia Bank, National Association	4,947,900.00
Wells Fargo Bank, N.A.	7,068,428.57

Total	$49,479,000.00

[Second Amendment to Credit and Guaranty Agreement]

Schedule 3
Deferring Lender Initial Term Loans

Deferring Lender
Deferring Lender	Initial Term Loans
JPMorgan Chase Bank, N.A.	$24,600,446.45
Bank of America, N.A.	25,290,178.58
Wells Fargo Bank, N.A.	25,290,178.58
Wachovia Bank, National Association	17,703,125.00

Total	$92,883,928.60

[Second Amendment to Credit and Guaranty Agreement]

Schedule 4
APPENDIX A TO THE
CREDIT AND GUARANTY AGREEMENT
PRICING SCHEDULE
“Applicable Rate” means, for any day, for purposes of calculating interest on Loans and commitment fees on the Unused Revolving Commitments, the rate per annum set forth under the relevant column heading below in the table corresponding to the applicable Class of Loans based upon the Leverage Ratio as of the relevant date of determination:
Applicable Rate with Respect to
Initial Term Loans, Revolving Loans and Unused Revolving Commitments

	ABR	Eurodollar	Commitment
Leverage Ratio	Spread	Spread	Fee Rate
Category 1 Less than or equal to 2.00 to 1.00	2.25%	3.25%	0.30%

Category 2 Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	2.50%	3.50%	0.375%

Category 3 Greater than 2.50 to 1.00	2.75%	3.75%	0.50%
Applicable Rate with Respect to
Class B Term Loans

	ABR	Eurodollar
Leverage Ratio	Spread	Spread
Category 1 Less than or equal to 2.00 to 1.00	3.25%	4.25%

Category 2 Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	3.50%	4.50%

Category 3 Greater than 2.50 to 1.00	3.75%	4.75%
Each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective with respect to Unused Revolving Commitments and all Loans and Letters of Credit outstanding on or after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or 5.01(b) and Section 5.01(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. In addition, at any time during which Holdings has failed to deliver the financial statements and certificates required by Section 5.01(a) or 5.01(b) and Section 5.01(c), respectively, the Leverage Ratio shall be deemed to be in Category 3 for purposes of determining the Applicable Rate.
[Second Amendment to Credit and Guaranty Agreement]